Acquisition of Dynamic Sealing Technologies LLC Kadant Inc. (NYSE: KAI) June 4, 2024 Exhibit 99.2

Forward-Looking Statements 2ACQUISITION UPDATE – JUNE 2024 | © 2024 KADANT INC. The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This presentation and the accompanying remarks contain forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about the financial and operating performance of Dynamic Sealing Technologies LLC and affiliates (“DSTI”), the benefits of the acquisition of DSTI (the “Acquisition”), and the expected future business and financial performance of DSTI and Kadant. These forward-looking statements represent our expectations as of the date of this presentation. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause our actual results to differ materially from these forward- looking statements as a result of various important factors, including those set forth under the heading “Risk Factors” in Kadant’s Annual Report on Form 10-K for the fiscal year ended December 30, 2023 and subsequent filings with the Securities and Exchange Commission. These include risks and uncertainties relating to Kadant's ability to successfully integrate DSTI and its operations and employees and realize anticipated benefits from the Acquisition; unanticipated disruptions to the business, general and regional economic conditions, and the future performance of DSTI; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement of the Acquisition; competitive, investor or customer responses to the Acquisition; the ability to realize anticipated synergies and cost savings; unexpected costs, charges or expenses resulting from the Acquisition; adverse changes in global and local economic conditions; the variability and difficulty in accurately predicting revenues from large capital equipment and systems projects; our acquisition strategy; levels of residential construction activity; reductions by our wood processing customers of their capital spending or production of oriented strand board; changes to the global timber supply; development and use of digital media; cyclical economic conditions affecting the global mining industry; demand for coal, including economic and environmental risks associated with coal; failure of our information systems or breaches of data security and cybertheft; implementation of our internal growth strategy; supply chain constraints, inflationary pressure, price increases and shortages in raw materials; competition; changes to tax laws and regulations, our ability to successfully manage our manufacturing operations; disruption in production; future restructurings; loss of key personnel and effective succession planning; protection of intellectual property; climate change; adequacy of our insurance coverage; global operations; policies of the Chinese government; the variability and uncertainties in sales of capital equipment in China; currency fluctuations; changes to government regulations and policies around the world; compliance with government regulations and policies and compliance with laws; environmental laws and regulations; environmental, health and safety laws and regulations impacting the mining industry; our debt obligations; restrictions in our credit agreement and note purchase agreement; soundness of financial institutions; fluctuations in our share price; and anti-takeover provisions.

Technology driving a sustainable future 3

DSTI Acquisition Overview • Manufacturer of fluid rotary unions and related flow control products used in highly engineered, critical applications • Based in Andover, Minnesota with approximately 90 employees • Specialized manufacturing facilities in Minnesota and New York • Well-established in the custom and multi-passage rotary union U.S. market • Revenue for the trailing twelve months ended March 31, 2024 was $25 million • Purchase price was approximately $55 million* 4ACQUISITION UPDATE – JUNE 2024 | © 2024 KADANT INC. * Subject to customary adjustments

Primary Product Offerings 5 STANDARD ROTARY UNIONS CUSTOM ROTARY UNIONS ELECTRICAL SLIP RINGS ACQUISITION UPDATE – JUNE 2024 | © 2024 KADANT INC.

Key Industries Served 6ACQUISITION UPDATE – JUNE 2024 | © 2024 KADANT INC. Semiconductor EnergyMedical Defense Food & Beverage MetalsMachine ToolHeavy Equipment Aerospace Marine Factory Automation Plastic Molding

Acquisition Rationale ✓ Solid financial metrics and seasoned management team ✓ Exceptionally well-run and professional organization ✓ Strong knowledge base in flow control sealing technology ✓ Highly complementary product offering ✓ Well-positioned in fast-growing medical, construction, food & beverage, and semi-conductor sectors ✓ Established long-standing, deep customer relationships ✓ Excellent market reputation and established brand ✓ Expands reach and depth into new industries for Kadant ACQUISITION UPDATE – JUNE 2024 | © 2024 KADANT INC. 7

Integration • DSTI will be included in our Flow Control reporting segment • Manufacturing operations will continue in their current locations as part of our decentralized operating structure • Significant opportunities for collaboration across our Flow Control businesses in the Americas, Europe, and Asia • Commercial and operational synergies expected to accelerate in the coming years 8ACQUISITION UPDATE – JUNE 2024 | © 2024 KADANT INC.

Financial Details 9ACQUISITION UPDATE – JUNE 2024 | © 2024 KADANT INC. • $55 million purchase price* • Revenue for the trailing twelve months ended March 31, 2024 was $25 million • Favorable tax attributes • Borrowed $55 million • Borrowing rate estimated at approximately 6.7% * Subject to customary adjustments

Question & Answer To participate in the live Q&A session, please go to investor.kadant.com and click on the Q&A session link to receive a dial-in number and unique PIN. Please mute the audio on your computer. 10

INVESTOR RELATIONS CONTACT Michael McKenney, 978-776-2000 IR@kadant.com MEDIA RELATIONS CONTACT Wes Martz, 269-278-1715 media@kadant.com